TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	SEPTEMBER 5, 2006
SUBJECT:	A PAUSE BY THE FEDERAL RESERVE DOES NOT SLOW THE GATEWAY FUND

•	Gateway Fund Earns 1.30% In August On The Strength Of Option Cash Flow And Improving Stock Market Fundamentals

•	The S&P 500 Index Recovers To Deliver 2.38% In August

•	Bond Markets Rally As The Federal Reserve Board Pauses Interest Rate Hikes And The Lehman Brothers U. S. Intermediate Government/Credit Bond Index Earns 1.26% For The Month

•	Visit Us On The Web At www.gatewayfund.com

	MONTH OF AUGUST	YEAR-TO-DATE AS OF AUGUST 31, 2006

GATEWAY FUND	1.30%	6.44%
Lehman Brothers U.S. Intermediate Government/Credit Bond Index	1.26%	2.21%
S&P 500 Index	2.38%	5.80%

MONTH OF AUGUST

Despite continuing turbulence in the Middle East, financial markets primarily focused on the changing prospects for further interest rate increases. As the price of gasoline fell sharply and the housing markets exhibited an increasingly grim picture, both bond and stock investors were encouraged when the Federal Reserve Board paused its previously relentless campaign to cool the economy by raising the federal funds discount rate. As both stocks and bonds advanced, the Gateway Fund earned 1.30% in August, an above-average monthly performance.

•	Increased levels of option cash flow, combined with improving equity returns, accounted for the Fund’s solid performance.

•
Stock investors, reflecting the expectation of a more favorable interest rate environment, bid up stocks. The S&P 500 Index delivered a total return of 2.38% for the month, as second quarter corporate profit reports largely exceeded expectations.

•
Bond investors were encouraged by dramatic declines in housing markets nationwide and signs that inflation may be abating. In response to the Federal Reserve Board pausing in its policy of raising interest rates, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index posted a total return of 1.26%.

•
At August 31, 2006, the Gateway Fund’s diversified portfolio was fully hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 7.5% and 10% out-of-the-money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

SUBJECT:	A PAUSE BY THE FEDERAL RESERVE DOES NOT SLOW THE GATEWAY FUND
DATE:	SEPTEMBER 5, 2006
PAGE:	TWO

YEAR-TO-DATE AS OF AUGUST 31, 2006

Even with the recent slowdown, economic growth over the past eight months has been robust. Individually, growth in important measures such as gross domestic product, business productivity, consumer sales and corporate profits are not setting records. However, taken together, they are having a very favorable impact on the financial markets. Offsetting these favorable measures have been a continuing series of adverse geopolitical events not only in the Middle East, but also in far-flung places like North Korea, Nigeria and Venezuela. The ability of the economy to perform well in the face of bad news overseas creates a relative balance, influencing investors to maintain modest forward momentum.

•
In the low, yet increasing, volatility environment that has prevailed since December 31, 2005, the Gateway Fund has delivered a total return of 6.44% for the eight-month period. This return includes a dividend of $0.125 per share paid on June 28, 2006.

•
The S&P 500 Index earned a total return, including dividends, of 5.80% for the year-to-date period ended August 31, 2006. With corporate profits continuing to exhibit double-digit growth, price/earnings multiples have fallen to the middle of their historic range.

•
Until recently, bond investors were unnerved by the relentless increases in short-term interest rates and the expected inflationary impacts of record-high oil prices and rapidly rising prices of many other commodities. As these trends have recently abated, bonds have partially recovered. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index has delivered a total return of 2.21% for the first eight months of 2006.

THE COMING MONTHS

Over the last several years, equity market rallies have been noticeably plagued by a lack of follow-through. Perhaps, if the Federal Reserve Board adopts a neutral stance, businesses spend the cash balances on their bloated balance sheets and real estate inventory depletes, the equity markets will maintain their momentum. In the meanwhile, as it has for over 18 years, the Gateway Fund continues to offer an alternative investment with attractive risk/reward characteristics that consistently positions it as a solid core asset in investors’ portfolios.

AVERAGE ANNUAL TOTAL RETURNS as of August 31, 2006
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index

One Year	7.72%	1.87%	8.88%
Three Years	7.04%	3.15%	10.92%
Five Years	5.11%	4.47%	4.65%
Ten Years	6.96%	6.02%	8.90%
Since 1/1/88	9.05%	7.05%	11.82%

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

SUBJECT:	A PAUSE BY THE FEDERAL RESERVE DOES NOT SLOW THE GATEWAY FUND
DATE:	SEPTEMBER 5, 2006
PAGE:	THREE

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2006
Gateway Fund

One Year	6.25%
Three Years	7.13%
Five Years	3.89%
Ten Years	6.70%
Since 1/1/88	9.01%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

Financial Professional:

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Gateway Fund
Average Annual Total Returns
As of August 31, 2006

One Year 7.72%
Five Years 5.11%
Ten Years 6.96%
From January 1, 1988 9.05%

Gateway Fund
Average Annual Total Returns
As of June 30, 2006

One Year 6.25%
Five Years 3.89%
Ten Years 6.70%
From January 1, 1988 9.01%

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - -

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

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This transmission is intended for the sole use of the individual or entity to whom it is addressed, and may contain information that is privileged, confidential and/or exempt from disclosure under applicable law. You are hereby notified that any dissemination, distribution or duplication of this transmission by someone other than the intended addressee or its designated agent is strictly prohibited. If your receipt of this transmission is in error, please notify Gateway Investment Advisers, L.P. immediately at 1-800-354-6339, or by reply to this transmission.